SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 4, 2003




               ALPHA HOSPITALITY CORPORATION

     (Exact Name of Registrant as Specified in Charter)





     Delaware                       1-12522             13-3714474
(State or other jurisdiction   (Commission File No.)  (IRS Employer
of incorporation)                                      Identification No.)




707 Skokie Boulevard, Suite 600, Northbrook, Illinois         60062
  (Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code: (847) 418-3804

ITEM 5.   OTHER EVENTS

On February 3, 2003, Alpha entered into a Letter of Intent with Catskill Development LLC, a New York limited liability company ("Catskill") and its affiliates and voting members, including Americas Tower Partners, Monticello Realty LLC,for Watertone Holdings, LP and Alpha Monticello, Inc. The letter of intent describes the terms under which the parties intend to combine certain of their interests in the development of the Monticello Raceway and surrounding property owned by Catskill. The transaction is intended to better position the collective interests of the parties in negotiating with a Native American Tribe or Nation, potential gaming partners and others.

The closing of the transaction is contemplated to occur within 30 days after approval by the shareholders at the 2003 annual meeting of Alpha, which is to occur within 120 days. (The 2002 annual meeting of Alpha is currently scheduled for March 25th, 2003.)

Buyout of Bryanston Group. Prior to the closing, Alpha is required to take all steps necessary to cause Bryanston Group Inc., and related parties, to relinquish their ownership of Alpha's common shares pursuant to the Recapitalization Agreement with said parties, dated December 10, 2002.

Ground Lease. At the closing, Alpha is to enter into a 48 year triple net ground lease (the "Ground Lease") with respect to the land owned by Catskill at the Monticello Raceway site, consisting of a 200 acre parcel (the "Raceway Property") and a 29 acre parcel (the "Casino Property" and collectively with the Raceway Property, the "Property"). Base rent will be $150,000 per month, commencing at closing, subject to annual adjustments at CPI. Prior to execution of the Ground Lease, all existing encumbrances on the Property will be extinguished. No encumbrances on the Property will be permitted during the term of the Ground Lease, provided that Alpha may enter into leasehold mortgages and Catskill may enter into fee mortgages subject to the Ground Lease.
The Ground Lease will be fully assignable.

Purchase  Options under Ground Lease. The Ground
Lease is to contain an option permitting Alpha to purchase clear title to the Casino Property site for $1.00, plus all transfer taxes and other closing costs, for purposes of conveying it to the United States in trust for a federally recognized Native American Tribe or Nation. The Ground Lease will also contain an option, exercisable at any time during the first two years after the commencement of operations of a casino at the Casino Property, to acquire title to the Raceway Property in fee simple for a purchase price equal to the present value of the Ground Lease, at a capitalization rate of 5%, as of the date of purchase, plus all transfer taxes and other closing costs. The Ground Lease may be assigned, or the Property subleased as a whole or in part, in each case with the consent of
Catskill.   If  Catskill withholds its consent,  Alpha  will
have the option to acquire the Raceway Property in fee simple for a purchase price equal to the present value of the Ground Lease as of the date of purchase, plus all transfer taxes and closing costs.

Alpha  Retirement from Catskill.  Alpha  will
relinquish all its interests in Catskill, including its capital account, membership interest and profits, in exchange for the distribution to Alpha of Monticello Raceway Management Corp. ("MRM"), thereby becoming the owner of
Catskill's  racetrack  business,  including  the  right   to
conduct  VLT  operations.

Transfers  from Catskill Catskill.The Letter of Intent also
calls for Alpha to acquire all  of
Catskill's remaining assets (other than  the
Ground Lease and Catskill's title to the Property subject to the  Ground  Lease) and liabilities, including  all  of  its right title and interest in Monticello Casino Management LLC,
Mohawk Management LLC, and all rights of Catskill in connection with the development of the Property, including all rights to reimbursement  from third parties of prior costs relating to the securing of approvals, permits,
clearances  and  licenses in connection  therewith  and  any other  cost or expenses relating to the development  of  the
Property.  Concurrently  with  such  transfers,
Americas  Tower Partners and BKB LLC are to convey to  Alpha
all  of  their  rights,  title  and  interests  in  and   to
Monticello Raceway Development LLC, including the exclusive right to develop, manage and sublease the Property.

     The acquisition is to be made in exchange for 80.25% of Alpha's common stock. Alpha is to use its best efforts to file a Registration Statement with respect to the transaction prior to September 30, 2003 or as soon as practicable thereafter.

Governance and Value Protection. Subject to the closing of the transaction, the Alpha By-laws will be amended to provide for the Board of Directors to be increased to nine members, serving staggered terms of three years each. Each of Watertone, Americas Tower Partners and Monticello Realty, Inc. are to nominate three directors. Robert Berman and Scott Kaniewski are to agree to vote all shares under their control (currently 56.5% of Alpha's common shares) at the 2003 annual meeting in favor of the Directors so chosen. The Letter of Intent also calls for Alpha to adopt appropriate anti-takeover provisions as deemed, in the sole discretion of Alpha and Catskill, to be in the best interests of all of Alpha's shareholders.

Litigation. The Letter of Intent also provides for Alpha to establish a litigation trust into which all claims against Park Place Entertainment by Catskill, Alpha Monticello, Inc. Mohawk Management and Monticello Raceway Development are to be transferred. Alpha is to provide the litigation trust with a non-refundable line of credit for $2,500,000 to provide for the payment of costs of the litigation. Alpha will distribute undivided interests in the litigation trust to all shareholders of record immediately following the closing in proportion to their ownership of Alpha's common stock.

Name Change. At or prior to the closing, Alpha is to change its name.

Subject to Definitive Agreements. Consummation of the transactions is subject to due diligence, execution of definitive agreements satisfactory to Catskill and the Board of Directors of Alpha, and approval by Alpha shareholders at the 2003 annual meeting, as well an opinion of counsel that the structure of the transactions is tax-free to all participants under Section 351 of the Internal Revenue Code and all other technical requirements, including a fairness opinion. If the proposed structure does not result in a tax-free transaction, the parties may agree to adopt a new structure that, as they decide in their sole discretion, has substantially the same economic effect. There are to be no changes in the proposed agreement subsequent to its approval by Alpha's shareholders. Should Alpha or Catskill refuse, in its sole discretion to execute the definitive agreements, the Agreement will terminate. Accordingly, there can be no assurance that the transactions contemplated by the Letter
of Intent will actually be consummated or that if consummated, they will be on the terms and conditions or at the times stated in the Letter of Intent.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits

99.1 Letter of Intent between the Company, Catskill
     Development LLC and other related parties.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 4, 2003                  ALPHA   HOSPITALITY CORPORATION
                                                  (Registrant)

                                          By:  /s/Scott A. Kaniewski
                                               Scott A. Kaniewski
                                               Chief Financial Officer

                                                EXHIBIT 99.1




                ALPHA HOSPITALITY COROPRATION
               707 Skokie Boulevard, Suite 600
                   Northbrook, Illinois  60062





  February 3, 2003



Catskill Development LLC
Monticello Raceway
Management Corp.
Monticello Casino
Management LLC
Monticello Raceway
Development LLC
c/o Morad Tahbaz, President
Catskill Development, LLC
Monticello Raceway
Monticello, New York 12701-
5193

Americas Tower Partners
c/o Ralph Bernstein,
Managing Director
77 East 77th Street
New York, New York

Monticello Realty LLC
c/o Maurice Dabbah,
President
Manhattan Development
Corporation,
(as Manager of Monticello
Realty LLC)
77 East 77th Street
New York, New York

BKB LLC and Watertone
Holdings, LP
c/o Scott Kaniewski,
Managing Director
707 Skokie Boulevard
Suite 600
Northbrook, Illinois 60062

Alpha Monticello, Inc.
c/o Tom Aro, President
330 Madison Avenue
New York, New York 10017

Clifford A. Erlich
C/o Monticello Raceway
Monticello, New York 12701-
5193

Shamrock Strategies, Inc.
c/o Chris Cushing,
President

Washington, D.C.

Fox Hollow Lane, LLC
c/o Charles Degliomini
12 Fox Hollow Lane
Old Westbury, New York
11568


Re: MERGER OF ALL MONTICELLO RACEWAY PROPERTIES INTO ALPHA

     The purpose of this letter is to describe the terms under which all of the other owners in Catskill Development LLC, a New York limited liability company ("Catskill") intend to consolidate their interests in Catskill with Alpha Hospitality Corporation, a Delaware corporation ("Alpha") for common stock of Alpha. The parties have found that the existing division of partnership interests between various entities and forms of ownership has been detrimental to the ability to negotiate effectively with potential partners in conjunction with efforts to develop the full potential of their respective assets and have agreed to combine their interests, subject to the terms and conditions stated below. The transaction is intended to better position the collective interests of the parties in negotiating with a Native American Tribe or Nation, potential gaming partners and others.

     Closing. The 2002 annual meeting of Alpha is currently scheduled for March 25th, 2003.) The closing of the transaction is contemplated to occur within 30 days after approval by the shareholders at the 2003 annual meeting of Alpha, which shall occur within 120 days.

      Definitive Agreements. Consummation of the transaction is subject to due diligence and execution of definitive agreements satisfactory to Catskill and the Board of Directors of Alpha, approval by Alpha shareholders at the 2003 annual meeting, as well as an opinion of counsel that the structure of the transaction is tax-free to all participants under Section 351 of the Internal Revenue Code and all other technical requirements, including a fairness opinion. In the event the proposed structure will not result in a tax-free transaction, the parties may agree to restructure and adopt a new structure that, as they decide in their sole discretion, has substantially the same economic effect. There are to be no changes in the proposed agreement subsequent to its approval by the Alpha shareholders.

     Should Alpha or Catskill refuse, in its sole discretion, to execute the definitive agreements, this Agreement will terminate as to all parties and no party will have any liability to any other party as a result of such termination. Alpha will retain the law firm of Olshan, Grundman, Frome Rosenzweig & Wolosky LLP to prepare the definitive documentation for the transaction and Latham and Watkins will represent Catskill.

     Buyout of Bryanston Group. Prior to the closing, Alpha shall take all steps necessary to cause Bryanston Group Inc., and related parties, to relinquish their ownership of Alpha's common shares pursuant to the Recapitalization Agreement with said parties, dated December 10, 2002. Any shares relinquished pursuant to such Agreement shall either be retired or made available solely for the purposes of this Agreement.

     Transactions to be Effected at Closing. At the closing, the parties will enter into the following arrangements, all of which shall be deemed entered into simultaneously:

     Ground Lease. Alpha will enter into a 48-year triple net ground lease (the "Ground Lease") with respect to the land owned by Catskill at the Monticello Raceway site, consisting of a 200 acre parcel (the "Raceway Property") and a 29 acre parcel (the "Casino Property" and collectively with the Raceway Property, the "Property"). Base rent will be $150,000 per month, commencing at closing, subject to annual adjustments equal to CPI. During the first year, Alpha will have the right to accrue the monthly payments for up to 12 months, at its option, with the full amount of any accrued payments due and payable at the end of the 12-month period, with accrued interest at the rate of 4.5%.

     Prior to execution of the Ground Lease, all existing encumbrances on the Property will be extinguished. No encumbrances on the Property will be permitted during the term of the Ground Lease, provided that Alpha may enter into leasehold mortgages and Catskill may enter into fee mortgages.

     Purchase Options under Ground Lease. The Ground Lease will contain an option to purchase clear title to the Casino site for $1.00, plus all transfer taxes and other closing costs, for purposes of conveying it to the United States in trust for a federally recognized Native American Tribe or Nation. There will be no adjustment of the monthly rent under the Ground Lease upon the transfer of the Casino Property.

     Raceway Property Acquisition. The Ground Lease will also contain an option agreement, exercisable at any time during the first two years after the commencement of operations of a casino at the Casino Property, to acquire title to the Raceway Property in fee simple for a purchase price equal to the present value of the Ground Lease, at a capitalization rate of 5% applied to the then annual rental, plus all transfer taxes and other closing costs.

     Sale of Ground Lease by Alpha. The Ground Lease shall all be assignable by Alpha, and may be subleased as a whole or in part for development, in each case with the consent of Catskill, which Catskill may withhold in its sole discretion. In the event Catskill withholds consent, Alpha will have the option to acquire the Raceway Property in fee simple for a purchase price equal to the then present value, of the Ground Lease at a capitalization rate of 5% applied to the then annual rental, plus all transfer taxes and closing costs.

     Alpha Retirement from Catskill. Alpha will relinquish all its interests in Catskill, including its capital account, membership interest and profits, in exchange for the distribution to Alpha of Monticello Raceway Management Corp. ("MRM"), thereby becoming the owner of Catskill's racetrack business, including the right to conduct VLT operations.

     Acquisition of MCM, MM, and MRD. Subject to the transactions described above, all remaining assets and other interests of Catskill will be transferred to Alpha in exchange for 80.25% of its common stock. To the extent that the common shares to be received by the remaining owners shall not be registered under the Securities Act of 1931, Alpha will use its best efforts to file a Registration Statement with respect to such shares prior to September 30, 2003 or as soon as practicable thereafter. Such transfer will convey all of Catskill's remaining assets (other than the Ground Lease and Catskill's title to the Property subject to the Ground Lease) and liabilities, including all of its right title and interest in:

             1.   Monticello Casino Management LLC ("MCM").

             2.   Mohawk Management LLC ("MM).

             3. All rights of Catskill in connection with the development of the Property, including all architectural and engineering plans, licenses, FF & E, improvements, and all rights to reimbursement from third parties of prior costs relating to the securing of approvals, permits, clearances and licenses in connection therewith and any other cost or expenses relating to the development of the Property.

     Concurrently   with  such  transfers,  Americas   Tower
Partners and BKB LLC will convey to Alpha all of their rights, title and interests in and to Monticello Raceway Development LLC ("MRD"), including MRD's exclusive right to develop, manage and lease the Property.

     Governance and Value Protection. Subject to the closing of the transaction, the Alpha By-laws will be amended to provide for the Board of Directors to be increased to nine members, serving staggered terms of three years each. Each of Watertone, ATP and MRI shall appoint three directors Robert Berman and Scott Kaniewski will agree to vote all shares under their control at the 2003 annual meeting in favor of the Directors so chosen. Alpha shall also adopt appropriate anti-takeover provisions as deemed, in the sole discretion of Alpha and Catskill, to be in the best interests of all of Alpha's shareholders.

     PPE Litigation - Alpha shall establish a litigation trust to which shall be transferred all claims against PPE by Catskill, AMI, MM and MRD. Alpha will also provide the litigation trust with a non-refundable line of credit for $2,500,000 to provide for the payment of costs of the litigation. Alpha and Catskill will each designate a person to serve as co-trustee of the litigation trust. Alpha will distribute undivided interests in the litigation trust to all shareholders of record immediately following the closing in proportion to their ownership of common stock. The interests in the litigation trust of Catskill, MRD, and their affiliates shall be deemed to be distributed to these entities in exchange for the assignment to the trust of their respective claims against PPE.

     Name Change. At or prior to the closing, Alpha will change its name another name satifactory to Alpha and Catskill and Alpha's ticker symbol shall be changed to reflect the change in name.

     On behalf of Alpha, I have executed this letter to witness Alpha's agreement to be bound by this Letter of Intent, subject to the execution of this letter by all of the other parties. Please indicate your willingness to be so bound by this Letter of Intent by executing your copy of this letter in the appropriate place below and returning it to me as soon as possible.

                              ALPHA HOSPITALITY CORPORATION


                                _____________________

                               By:  Robert Berman,  Chairman and CEO



CATSKILL DEVELOPMENT LLC        FOX HOLLOW LANE, LLC
Monticello Raceway
Management Corp.
Monticello Casino
Management LLC                  __________________________
MONTICELLO RACEWAY              By: Charles Degliomini
DEVELOPMENT LLC

___________________________
By: Morad Tahbaz, President
Catskill Development, LLC

AMERICAS TOWER PARTNERS

___________________________
By: Ralph Bernstein,
Managing Director
77 East 77th Street
New York, New York

MONTICELLO REALTY LLC

___________________________
By: Maurice Dabbah,
President
Manhattan Development
Corporation,
(as Manager of Monticello
Realty LLC)

WATERTONE HOLDINGS, LP

-------------------------
By: Scott Kaniewski,
Managing Director

ALPHA MONTICELLO, INC.

__________________________
By: Tom Aro, President


CLIFFORD A. ERLICH


___________________________
By: Clifford A. Ehrlich

SHAMROCK STRATEGIES, INC.


__________________________
By: Chris Cushing,
President